UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2024

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41400	87-3100817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	AZPN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective January 1, 2024, Christopher Stagno was appointed to the position of Senior Vice President, Interim Chief Financial Officer of Aspen Technology, Inc. (the “Company”) while the Company searches for a new permanent Chief Financial Officer following Chantelle Breithaupt’s previously announced resignation from the role, effective December 31, 2023. Mr. Stagno will receive an additional $5,000 in base salary in each month he holds the position of Interim Chief Financial Officer, beginning with the month of January 2024. The additional $5,000 per month in base salary will cease as of the date he no longer holds the position of Interim Chief Financial Officer. Mr. Stagno also will receive a one-time $30,000 incremental bonus under the Company’s FY24 Corporate Bonus Plan to be paid in addition to his FY24 corporate bonus payment under the same plan. Finally, on October 23, 2023, Mr. Stagno received a retention equity grant award in the form of restricted stock units with a total grant date value of $250,000, 50% of which will vest on October 23, 2024 and the remaining 50% of which will vest on October 23, 2025.
Mr. Stagno, age 49, has served since 2020, and will continue to serve, as the Company’s Senior Vice President, Chief Accounting Officer. Prior to joining the Company in 2020, he served from 2018 to 2020 as Treasurer at Cognex Corporation, a provider of machine vision products, software and sensors used in automated manufacturing. Before that, he served in various finance roles at Brightcove Inc., a provider of cloud-based services for video, and at Unica, an enterprise marketing software company.
There is no arrangement or understanding between Mr. Stagno and any other person pursuant to which he was selected as an officer and there is no family relationship between Mr. Stagno and any other person that would require disclosure under Item 401(d) of Regulation S-K. Additionally, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction with Mr. Stagno, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: January 4, 2024	By:	/s/ Mark Mouritsen
Mark Mouritsen
Senior Vice President, Chief Legal Officer